Exhibit 10.23

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT. THE REDACTIONS ARE INDICATED WITH “*[REDACTED]*”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 3 TO CONSULTANCY AGREEMENT

This Amendment No. 3 (this “Amendment No. 3”) to the Original Agreement (defined below) is made on 10 November 2014 and entered into by and between The Federal Authority for Nuclear Regulation, established pursuant to United Arab Emirates Federal Law No. (6) of 2009, whose principal offices are at Crescent Tower, Mezzanine Floor, Sheikh Zayed First Street, Khalidiya, P.O. Box 112021, Abu Dhabi, United Arab Emirates and Al Ahlia Tower, Mezzanine Floor, Khalidiya, P.O. Box 112021, Abu Dhabi, United Arab Emirates (“FANR”) and Lightbridge Corporation, whose principal office is at 1600 Tysons Boulevard, Suite 550, Tysons Corner, VA 22102 USA, (the “Consultant”), each a “Party” and collectively the “Parties”.

RECITALS

A.

WHEREAS, FANR and the Consultant entered into a consultancy agreement on 15 July 2012, pursuant to which FANR engaged the Consultant to provide certain consultancy services in relation to the nuclear sector (the “Original Agreement”) as amended by Amendment No. 1 dated 1 January 2013 and Amendment No. 2 dated 1 January 2014 (the Original Agreement together with Amendment No. 1 and Amendment No. 2, the “Amended Agreement”).

B.	WHEREAS, the Amended Agreement is due to expire on 31 December 2014 and the Parties wish to extend the term to 31 December 2016.

C.

WHEREAS, the extension of the term of the Amended Agreement to 31 December 2016 requires that a new Part 6 relating to 2015 Services and a new Part 7 relating to 2016 Services be incorporated into Schedule 1 to the Amended Agreement.

D.	WHEREAS, the Parties now wish to amend the Amended Agreement as described herein to extend the term and amend Schedule 1.

NOW THEREFORE, in consideration of the mutual covenants and conditions set forth in the recitals above, which are incorporated herein by reference, the Parties hereby agree as follows:

1	EXTENSION OF THE TERM OF THE AMENDED AGREEMENT

1.1	Clause 3.1 of the Amended Agreement shall be amended, restated and replaced in its entirety with the following paragraph 3.1:

	Clause 3.1	This Agreement shall commence on the date hereof and shall continue until 31 December 2016 (the “Term”).

2	AMENDMENTS TO SCHEDULE 1 OF THE AMENDED AGREEMENT

2.1

A new paragraph 6 of Schedule 1 to the Amended Agreement which shall incorporate the text of the attachment hereto into the Amended Agreement shall be inserted immediately following paragraph 5 (PART 5 — 2014 SERVICES) of Schedule 1 to the Amended Agreement.

2.2

A new paragraph 7 of Schedule 1 to the Amended Agreement shall be inserted immediately following the new paragraph 6 of Schedule 1 to the Amended Agreement (which, for the avoidance of doubt, has been incorporated into the Amended Agreement in accordance with paragraph 2.1 of this Amendment No. 3) as follows:

7.	PART 7 — 2016 SERVICES

On or before 15 December 2015 the Consultant shall submit to FANR a draft services schedule for the Services to be performed in 2016 complete with a comprehensive list of its Personnel with the hourly rates for each. Once such schedule has been agreed between the Parties in writing it shall be incorporated into this Agreement by written amendment.

3	MISCELLANEOUS

3.1	Binding. The Parties acknowledge and agree that, subject to paragraphs 1, 2 and 3.3 of this Amendment No. 3, the provisions of the Amended Agreement remain in full force and effect.

3.2

References to “this Agreement” or similar. Each reference in the Amended Agreement to “this Agreement”, “hereunder” or words of like import referring to the Amended Agreement shall mean and be a reference to the Amended Agreement, as amended by this Amendment No. 3.

3.3

Precedence. In the event of any discrepancy, ambiguity or inconsistency between the content of this Amendment No. 3 and any provision of the Amended Agreement in relation to the matters covered herein, the provisions of this Amendment No. 3 shall take precedence and shall prevail to the extent of such conflicting provisions of the Amended Agreement.

3.4	Successors and Assigns. This Amendment No. 3 shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

3.5	Third Party Rights. Except as explicitly provided herein, no person may enforce any of the terms, provisions or rights under this Amendment No. 3 or shall have any third party rights of any kind.

3.6

Counterparts. This Amendment No. 3 may be signed in any number of counterparts, and each Party may sign one or more counterpart. The counterparts shall together form and be construed as one and the same document.

3.7

The provisions of clauses 4 Representations and Warranties, 5 (Personnel and Staff), 7 (Intellectual Property), 10 (Relationship between the Parties), 11.1 (Indemnification), 11.2 (Consequential Loss), 16 (Confidentiality), 17 (Assignment), 18 (Amendment), 19 (Force Majeure), 21 (Notices), 22 (Conflicts), 24 (Waiver), 25 (Further Assurance), 26 (Costs), 27 (Third Party Rights), 28 (Entire Understanding), 29 (Severance), 30 (Set-off and Counterclaim), 31 (Governing Law), and 32 (Dispute Resolution) of the Amended Agreement shall apply mutatis mutandis to this Amendment No. 3.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the day and year first above written.

For and on behalf of: The Federal Authority for Nuclear Regulation

By:	/s/ Abdulla Nasser Al Suwaidi
Name: Abdulla Nasser Al Suwaidi
Title: Chairman of the Board of Management

For and on behalf of: Lightbridge Corporation

By:	/s/ Seth Grae
Name: Seth Grae
Title: President and Chief Executive Officer

ATTACHMENT
2015 SERVICES

5	2015 SERVICES

5.1

For the period beginning January 1, 2015 and ending on December 31, 2015 the Consultant shall, to the extent requested by FANR through Task Order(s), perform the Services described below (each a “Task”).

5.2

In general, the Consultant will support the goals of FANR by providing on-going strategic advice and assistance to FANR. This includes proactively identifying issues and proposing solutions to ensure FANR meets its regulatory objectives, and responding quickly with appropriate expertise to requests from FANR.

Task 1 – Licensing Process and Guidelines for Nuclear Facilities

Summary

Support FANR to implement licensing guidance and guidelines and to identify/resolve licensing issues to support the review of license applications for nuclear facilities.

Objective

The objective of this Task is to support FANR to implement processes, procedures, guidelines, and criteria, and resolve issues in order to effectively and efficiently review nuclear facility license applications.

Scope of Work

The Consultant will support FANR to implement licensing guidance that is necessary for the assessment of the Operation Licence Application (OLA) for a nuclear facility.

The work activities and estimated hours for these activities for 2015 are:

ACTIVITIES		Staff Hours
		Q1	Q2	Q3	Q4	Total
1-	Support the development and implementation of guidelines, etc. relative to nuclear facility licensing and assessment	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*
TOTAL		*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*

____________________
* *[Redacted]* indicates confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the U.S. Securities and Exchange Commission.

Key Personnel

*[Redacted]*

FANR Support

FANR identify review instructions and other licensing and assessment issues for resolution. FANR will review proposed solutions and provide any comments to the Consultant for resolution.

Task 2 - Regulations and Regulatory Guides for Nuclear Facilities

Summary

Provide support to FANR for identifying and developing safety regulations and regulatory guides to support submission and review of license applications for construction, commissioning and operation of nuclear facilities.

Objective

A major part of FANR’s mission is to make safety and security decisions on license applications to site, construct, commission and operate nuclear facilities. The Nuclear Law, regulations and supporting documents help implement this responsibility. These documents will also help ensure the quality of ENEC’s applications and decisions made by FANR. The overall objective of this Task is to assist FANR in implementing its regulatory responsibility by identifying and developing regulations and regulatory guides for nuclear facilities.

Scope of Work

The Consultant will support FANR in the development and modification of regulations and regulatory guides for the assurance of safety, security and safeguards for siting, constructing, commissioning and operating nuclear facilities.

The specific regulations and guides to be developed or modified, and their schedule will be determined by FANR in accordance with its regulatory plan and regulation development procedure. Development of regulatory guides will follow the development of the regulations and they will be based on a review of the IAEA requirements and guides, the “Country of Origin” guides, the United States’ guides and other countries’ guides, as appropriate. For each regulation, a “comparison analysis” with the appropriate IAEA standard(s) will also be developed.

The Consultant will also support FANR in the development of a “basis file” or similar document for FANR regulations, which would provide a historical perspective of the regulation or guide and the various reasons for it and input to it.

____________________
* *[Redacted]* indicates confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the U.S. Securities and Exchange Commission.

The work activities and estimated hours for these activities for 2015 are:

ACTIVITIES	Staff Hours
	Q1	Q2	Q3	Q4	Total
Regulations and regulatory guides development support	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*
TOTAL	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*

Key Personnel

*[Redacted]*

FANR Support

FANR will determine the regulations and guides to pursue and on what time schedule. FANR will provide guidance for developing regulations, and review draft regulations and guides provided to it by the Consultant and provide comments.

Task 3 – [DELETED]

Task 4 – FANR Operating Experience Program

Summary

Provide assistance to FANR in establishing an operating experience feedback program, including obtaining foreign countries’ experience and guidance in relation to the siting, construction and operation of nuclear power reactors. The program shall also be designed to collect and analyse experience for other nuclear programs relevant to safety and to share FANR experience with international organizations.

Objective

The objective of this Task is to assist FANR in achieving its safety mission for nuclear power plants and other nuclear programs relevant to safety. The review and understanding of previous experience will provide insight to help focus FANR regulatory activities so as to achieve the highest level of safety. Such review will also help avoid mistakes that have been made in existing nuclear programmes.

Scope of Work

The Consultant will assist FANR to design and implement an effective operating experience program that is focused on FANR’s needs and is results oriented. This includes implementing program and projects plans. The priority in the Construction Operating Experience Feedback (“COEF”) during 2015 will be the reporting of events from licensees of nuclear facilities and the management of these within FANR, with comprehensive arrangements for ENEC initially; the receipt and management of event information from external Operating Experience (“OE”) information sources; and the reporting of events to external international organisation where necessary. Other activities which will be pursued include: the oversight of licensee safety performance by cumulative evaluation of information from licensee OE, performance indicators, inspection results, external reviews, etc.; the interface between COEF and inspection including how effectively ENEC are implementing their OE programme at the headquarters of Barakah nuclear power plant (“BNPP”); and the on-going review of international OE information to identify trends/issues relevant to BNPP. FANR will take the lead in developing and implementing these activities during 2015 and the scope of the Consultant activities will be to provide the necessary support to ensure development and delivery.

____________________
* *[Redacted]* indicates confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the U.S. Securities and Exchange Commission.

The work activities and estimated hours for these activities for 2015 are:

ACTIVITIES	Staff Hours
	Q1	Q2	Q3	Q4	Total
Support the development of a program related to COEF	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*
TOTAL	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*

Key Personnel

*[Redacted]*

FANR Support

As necessary and where possible, facilitate access to foreign regulatory organizations and vendors.

Task 5 – [DELETED]

Task 6 – International Agreements and Conventions Implementation

Summary

Provide assistance to FANR for implementing international agreements and conventions. Objective The UAE has entered into multilateral agreements with the IAEA and has become a party to nuclear and radioactive waste/spent fuel safety conventions. The overall objectives of this Task are to assist FANR in meeting the UAE obligations under these conventions, and support FANR in their preparation for receiving IAEA safety services.

____________________
* *[Redacted]* indicates confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the U.S. Securities and Exchange Commission.

Scope of Work

The Consultant will support FANR’s IAEA or international activities, including preparation for the IAEA Joint Convention on the Safety of Spent Fuel Management and on the Safety of Radioactive Waste Management meeting.

The work activities and estimated hours for these activities for 2015 are:

ACTIVITIES	Staff Hours
	Q1	Q2	Q3	Q4	Total
IAEA Joint Convention on the Safety of Spent Fuel Management and on the Safety of Radioactive Waste Management meeting support	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*
Other IAEA and international activities	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*
TOTAL	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*

Key Personnel

*[Redacted]*

FANR Support

FANR will review detailed outlines, and drafts of reports provided to it by the Consultant and provide comments; provide insights into any unique UAE requirements and policies that must be considered; and facilitate interaction with ENEC and other UAE government organizations where necessary.

Task 7 — Other Advice and Assistance for Nuclear Regulatory Program

Summary

Provide advice and assistance to FANR management and staff for activities not specified in the other Tasks, when requested by FANR in a Task Order (i.e. “on call” assistance and advice). This may include but not be limited to providing assistance and advice in identifying and resolving technical, policy and administration issues and defining and implementing regulatory strategy for licensing reviews and inspections.

Objective

New issues/questions (e.g. implementation of the new Nuclear Liability Law) will arise as FANR develops and implements its regulatory and administration program and activities, and new managers and staff are hired. The objective of this Task is to assist FANR in meeting its regulatory responsibilities in a timely and effective manner. To this end, when requested by FANR in a Task Order, the Consultant will provide advice and assistance to help FANR develop and implement its nuclear regulatory program.

____________________
* *[Redacted]* indicates confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the U.S. Securities and Exchange Commission.

Scope of Work

The specific activities under this Task are unknown at this time, but will be identified and specified by FANR. Examples of past activities include assisting FANR recruit staff, development of job descriptions, evaluation of administration and regulatory policy questions, and assistance with the development of FANR products not within the scope of other tasks. The Consultant shall proactively suggest activities for FANR approval and will respond quickly with appropriate expertise to requests from FANR. The Consultant’s response to a FANR written request may be in the form of a written report, briefing, or discussion with FANR management via phone or in meetings.

Work activities will be in response to requests from the Director General, the Deputy Director General for Operations and/or the Deputy Director General for Administration, or their designee.

The work activities and estimated hours for these activities for 2015 are:

ACTIVITIES	Staff Hours
	Q1	Q2	Q3	Q4	Total
Advice and assistance to the Director General’s office	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*
Advice and assistance to the Operations Division	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*
Advice and assistance to the Administration Division	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*
TOTAL	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*

Key Personnel

*[Redacted]*

FANR Support

FANR shall identify and decide issues/questions and activities on which advice and assistance is needed by FANR from the Consultant.

____________________
* *[Redacted]* indicates confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the U.S. Securities and Exchange Commission.

Task 8 — Radiation Safety Regulatory Support

Summary

Provide support to FANR for developing and implementing regulations, regulatory guides, license reviews, exercises and inspections in the radiation safety area, including waste and emergency planning and preparedness.

Objective

Support FANR implementation of licensing and inspection of Regulated Materials (as defined in the Nuclear Law) and waste safety, and internal FANR emergency preparedness and response, as well as those radiation protection and emergency preparedness and response activities associated with nuclear facilities.

Scope of Work Activities

The Consultant will support FANR in the development and implementation of an effective and efficient radiation safety regulatory program. This includes:

•	Implementation of a program to license Regulated Materials users and radiation safety at nuclear facilities;

•	Implementation of an inspection program;

•	Implementation of improvements resulting from the IAEA IRRS mission;

•	Implementation of the UAE nuclear waste policy;

•	Identification of regulatory issues and proposing solutions;

•	Supporting other radiation safety regulatory activities, such as internal FANR emergency preparedness and Incident Response Centre;

•

Develop emergency response exercises, observe, and report on radiological and nuclear exercises (both table top and larger scale including with the National Emergency, Crises and Disaster Management Authority (NCEMA);

•	Support for references and standards for national authorities seeking guidance on emergency response; and

•	Independent review of radioactive materials license(s) for Environmental Laboratory and Secondary Standard Dosimetry Laboratory (SSDL) activities

Consultant support of the above may include (as decided by FANR) the long-term assignment of a senior staff to the FANR office to be managed by the Director of Radiation Safety Department.

The work activities and estimated hours for these activities for 2015 are:

ACTIVITIES	Staff Hours
	Q1	Q2	Q3	Q4	Total
Radiation Safety (as defined in the Nuclear Law) regulatory program support, including FANR emergency preparedness and incident response	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*
TOTAL	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*

Key Personnel

*[Redacted]*

FANR Support

FANR will determine what regulations, guides, and review and inspection procedures to pursue and on what time schedule. FANR will provide guidance for developing and modifying regulations, and review draft regulations, guides and review procedures provided to it by the Consultant and provide comments. FANR will direct and supervise long-term staff assigned to FANR by the Consultant unless otherwise agreed.

Task 9 — Government Communications Support

Summary

Assist FANR’s Government Communications Department with the development of its international, UAE Government and information outreach activities.

Objective

The overall objective of this Task is to assist FANR to develop and implement an effective and efficient program for international cooperation, UAE Government cooperation, public communication outreach, and internal FANR communication and engagement.

Scope of Work

The Consultant will support FANR with the development and review of activities under the Government Communication Department scope of responsibility. This include, but is not limited to, activities in support of international cooperation, UAE Government cooperation and public communication outreach, internal FANR communication and engagement, and emergency communication.

____________________
* *[Redacted]* indicates confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the U.S. Securities and Exchange Commission.

The work activities and estimated hours for these activities for 2015 are:

ACTIVITIES	Staff Hours
	Q1	Q2	Q3	Q4	Total
Government Communication Department programs and activities support	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*
TOTAL	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*

Key Personnel

*[Redacted]*

FANR Support

FANR will determine what activities to pursue and on what time schedule. FANR will provide guidance for support requested from the Consultant.

Task 10 — Integrated Management System (IMS) Processes and Procedures, and Internal Operating Systems

Summary

Provide advice and assistance to FANR in completing the development and review of processes, procedures, instructions and templates to support the FANR IMS.

Objective

The overall objective is to assist FANR in establishing a highly efficient and effective organization by continuing implementation and evaluation of the IMS.

Scope of Work

The Consultant will work with FANR to develop, refine and finalize a series of processes, procedures and instructions needed to support the FANR IMS.

The work activities and estimated hours for these activities for 2015 are:

ACTIVITIES	Staff Hours
	Q1	Q2	Q3	Q4	Total
Develop and modify procedures in support of FANR IMS	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*
TOTAL	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*

____________________
* *[Redacted]* indicates confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the U.S. Securities and Exchange Commission.

Key Personnel

*[Redacted]*

FANR Support

FANR will provide policy and program directions. FANR shall review, comment and approve work products provided to it by the Consultant.

Task 11 — [DELETED]

Task 12 — Nuclear Security Regulatory Support

Summary

Provide support to FANR for developing and implementing regulations, regulatory guides, license reviews and inspections in the security area.

Objective

The objective is to support FANR implementation of licensing and inspection of security for Regulated Materials and Nuclear Facilities (as defined in the Nuclear Law).

Scope of Work Activities

The Consultant will support FANR in the development and implementation of an effective and efficient security program. This includes support in the areas of regulations development, licensing and inspection.

The work activities and estimated hours for these activities for 2015 are:

ACTIVITIES	Staff Hours
	Q1	Q2	Q3	Q4	Total
Nuclear Security regulatory support	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*
TOTAL	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*	*[Redacted]*

Key Personnel

*[Redacted]*

FANR Support

Each document established will be submitted to FANR by the Consultant for review and comment.

____________________
* *[Redacted]* indicates confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the U.S. Securities and Exchange Commission.

2015 Billing Rates

The rates for the Contractor’s Personnel shall be as set forth below.

Substitution of Personnel will be handled in accordance with clause 4(o) of the Agreement. Invoices sent to FANR shall break down each partial hour worked into 1/10 of an hour increments based on the time actually spent in performing the Services.

Personnel and consultants	2015 Hourly Rate (USD)
Pay Level I – Special Expert
*[Redacted]*	$*[Redacted]*
*[Redacted]*	$*[Redacted]*
*[Redacted]*	$*[Redacted]*
*[Redacted]*	$*[Redacted]*
*[Redacted]*	$*[Redacted]*
*[Redacted]*	$*[Redacted]*
Pay Level II – Senior Expert
*[Redacted]*	$*[Redacted]*
*[Redacted]*	$*[Redacted]*
*[Redacted]*	$*[Redacted]*
*[Redacted]*	$*[Redacted]*
*[Redacted]*	$*[Redacted]*
*[Redacted]*	$*[Redacted]*
Pay Level III – Project Support
*[Redacted]*	$*[Redacted]*

Additional Consultant’s Personnel may be added to the above table only with the written consent of FANR, such consent to be given in FANR’s sole discretion.

2015 Hour Caps

The Task Order process shall be used in accordance with clauses 2.3 and 8.1 and Schedule 7 of this Agreement to determine the budget and applicable Fee associated with each Task Order. No Services shall proceed without a mutually agreed and executed Task Order. The hour caps for the Tasks performed under the Agreement for 2015 are indicated in the table below (the “Hour Caps”). The Hour Caps constitute a ceiling that shall not, without the prior written consent of FANR, be exceeded (excluding pre-approved travel costs, per diems and other pre-approved expenses, but inclusive of any discounts).

____________________
* *[Redacted]* indicates confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the U.S. Securities and Exchange Commission.

Task	Amount
Task 1 - Licensing Process and Guidelines for Nuclear Facilities	*[Redacted]* total hours
Task 2 - Regulations and Regulatory Guides for Nuclear Facilities	*[Redacted]* total hours
Task 3 - [DELETED]	[DELETED]
Task 4 - FANR Operating Experience Program	*[Redacted]* total hours
Task 5 – [DELETED]	[DELETED]
Task 6 - International Agreements and Conventions Implementation	*[Redacted]* total hours
Task 7 - Other Advice and Assistance for Nuclear Regulatory Program	*[Redacted]* total hours
Task 8 - Radiation Safety Regulatory Support	*[Redacted]* total hours
Task 9 - Government Communications Support	*[Redacted]* total hours
Task 10 - Integrated Management System (IMS) Processes and Procedures, and Internal Operating Systems	*[Redacted]* total hours
Task 11 – [DELETED]	[DELETED]
Task 12 – Nuclear Security Regulatory Support	*[Redacted]* total hours
TOTAL	*[Redacted]*

FANR may only authorize increases to the Hour Caps if such authorization is in writing and signed by the Director General, the Deputy Director General for Operations and/or the Deputy Director General for Administration, or their designee.

Further, as noted in clause 8.4 of the Agreement, FANR may review the actual and projected scope of Services to be performed under the Agreement to ensure that the resources meet FANR’s requirements. If FANR determines that fewer resources are required, the Parties will mutually agree on a reduction to the Fees payable hereunder to reflect the necessary adjustments. For the avoidance of doubt, if any such reduction is implemented, the Hour Caps set forth above shall be subject to a corresponding reduction.

____________________
* *[Redacted]* indicates confidential information that has been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential information has been submitted separately to the U.S. Securities and Exchange Commission.